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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported): December 1, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES VER-1)
             (Exact name of registrant as specified in its charter)

         DELAWARE                 001-31409                 13-3891329
     (State or other            (Commission             (I. R. S. Employer
     jurisdiction  of            File Number)           Identification No.)
      incorporation)

  WORLD FINANCIAL CENTER,                                     10080
    NEW YORK, NEW YORK                                     (Zip Code)
   (Address of principal
    executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS

             Not applicable.

SECTION 2.   FINANCIAL INFORMATION

             Not applicable.

SECTION 3.   SECURITIES AND TRADING MARKETS

             Not applicable.

SECTION 4.   MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

             Not applicable.

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

             Not applicable.


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SECTION 6.   [RESERVED]

SECTION 7.   REGULATION FD

             Not applicable.

SECTION 8.   OTHER EVENTS

ITEM 8.01    OTHER EVENTS


      99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series VER-1 on December 1, 2004.

                     For information with respect to the underlying securities
             held by PreferredPLUS Trust Series VER-1, please refer to the Verizon Communications Inc.'s (Commission file number 001-08606) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                     Although we have no reason to believe the information
             concerning the underlying securities, the underlying securities issuer, the support agreement or the underlying securities support provider contained in the underlying securities support provider's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities support provider (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the support agreement has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities support provider as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer (or the underlying securities support provider). There can be no assurance that events affecting the underlying securities, the underlying securities issuer, the support agreement or the underlying support provider have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


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SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial statements of business acquired.

             Not applicable.

        (b)  Pro forma financial information.

             Not applicable.

        (c)  Exhibits.

             99.1 Trustee's report in respect of the December 1, 2004 distribution to holders of the PreferredPLUS Trust Certificates Series VER-1.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         MERRILL LYNCH DEPOSITOR, INC.

        Date: December 9, 2004           By:    /s/ Stephan Kuppenheimer
                                                ------------------------------
                                         Name:  Stephan Kuppenheimer
                                         Title: President





                                  EXHIBIT INDEX


        99.1 Trustee's report in respect of the December 1, 2004 distribution to holders of the PREFERREDPLUS Trust Series VER-1.